                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                              GREEN TREE FINANCIAL CORP.



                                              BY: /s/ Phyllis A. Knight
                                                  ---------------------------
                                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $         Per $1,000
                                                                  Amount          Original
                                                               ------------      ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly Servicing Fee)        $5,932,027.02

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount  (if any) withdrawn
     for prior Remittance Date                                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance Date                5,932,027.02

A.   Interest
    (2)  Aggregate Interest
         a. Class A-1 Remittance Rate(5.95%)                           5.95%
         b. Class A-1 Interest                                    132,233.32      2.87463739
         c. Class A-2 Remittance Rate(6.30%)                           6.30%
         d. Class A-2 Interest                                    210,000.00      5.25000000
         e. Class A-3 Remittance Rate(6.50%)                           6.50%
         f. Class A-3 Interest                                    178,750.00      5.41666667
         g. Class A-4 Remittance Rate(6.80%)                           6.80%
         h. Class A-4 Interest                                    481,666.67      5.66666671
         i. Class A-5 Remittance Rate(7.15%)                           7.15%
         j. Class A-5 Interest                                    166,833.33      5.95833321
         k. Class A-6 Rimittance Rate (7.40%)                          7.40%
         i. Class A-6 Interest                                    407,000.00      6.16666667
         k. Class A-7 Remittance Rate(7.90%, unless
            Weighted Average Contract rate is
            below (7.90%)                                              7.90%
         l. Class A-7 Interest                                    678,807.50      6.58333333

    (3)  Amount applied to:
         a. Unpaid Class A Interest Shortfall                            .00             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 2

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $         Per $1,000
                                                                  Amount          Original
                                                               ------------      ----------
   (4)  Remaining:
        a. Unpaid Class A Interest Shortfall                             .00            .00

B. Principal
   (5)  Formula Principal Distribution Amount                   2,382,563.31            N/A
        a. Scheduled Principal                                    810,703.16            N/A
        b. Principal Prepayments                                  954,111.09            N/A
        c. Liquidated Contracts                                   368,678.70            N/A
        d. Repurchases                                                   .00            N/A
        e. Current Month Advanced Principal                       614,177.22            N/A
        f. Prior Month Advanced Principal                        (365,106.86)           N/A

   (6) Pool Scheduled Principal Balance                       453,585,309.35

       (6b)  Adjusted Pool Principal Balance                  452,971,132.13   954.25667879
       (6c)  Pool Factor                                          0.95425668

   (7) Unpaid Class A Principal Shortfall (if any)
       following prior Remittance date                                   .00

   (8) Class A Percentage for such Remittance Date                    92.18%

   (9) Class A Percentage for the following Remittance Date           92.14%

  (10) Class A Principal Distribution:
       a. Class A-1                                             2,382,563.31    51.79485457
       b. Class A-2                                                      .00            .00
       c. Class A-3                                                      .00            .00
       d. Class A-4                                                      .00            .00
       e. Class A-5                                                      .00            .00
       f. Class A-6                                                      .00            .00
       g. Class A-7                                                      .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 3

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $        Per $1,000
                                                                  Amount         Original
                                                               ------------    ------------
  (11) Class A-1 Principal Balance                            24,286,341.13    527.96393761
 (11a) Class A-1 Pool Factor                                     .552796394

  (12) Class A-2 Principal Balance                            40,000,000.00    1000.0000000
 (12a) Class A-2 Pool Factor                                     1.00000000

  (13) Class A-3 Principal Balance                            33,000,000.00    1000.0000000
 (13a) Class A-3 Pool Factor                                     1.00000000

  (14) Class A-4 Principal Balance                            85,000,000.00    1000.0000000
 (14a) Class A-4 Pool Factor                                     1.00000000

  (15) Class A-5 Principal Balance                            28,000,000.00    1000.0000000
 (15a) Class A-5 Pool Factor                                     1.00000000

  (16) Class A-6 Principal Balance                            66,000,000.00    1000.0000000
 (16a) Class A-6 Pool Factor                                     1.00000000

  (17) Class A-7 Principal Balance                           103,110,000.00    1000.0000000
 (17a) Class A-7 Pool Factor                                     1.00000000

  (18) Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                       .00


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 4

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

   (19) 31-59 days                                      3,608,396.32   114

   (20) 60 days or more                                 3,704,702.53   108

   (21) Current Month Repossessions                       978,624.30    41

   (22) Repossession Inventory                          3,642,219.89   118

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .82%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                .85%

(24) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date    .80%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                .93%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 5

                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

(25) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from May 1, 2000 to
         April 28, 2001, 6.5% from May 1, 2001 to April 28,
         2002, 8.5% from May 1, 2002 to April 28, 2003 and
         and 9.5% thereafter)                                         .08%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date    117,594.47

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        .25%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                           16.16%

(28) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                    .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                             7.82%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 6

                                    CUSIP NO.  393505MRO
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $        Per $1,000
                                                                  Amount         Original
                                                               ------------    ------------
CLASS M1 CERTIFICATES
---------------------
(29)  Amount available (including Monthly Servicing Fee)       1,294,172.89

A. Interest
(30)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.75%,
          unless Weighted Average Contract
          Rate is below 7.75%)                                        7.75%
      b.  Class M-1 Interest                                     245,255.21       6.4583338

(31)  Amount applied to Class M-1 Interest Deficiency Amount            .00               0

(32)  Remaining unpaid Class M-1 Interest Deficiency Amount             .00               0

(33)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                           .00               0

(34)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                           .00               0

B. Principal
(35)  Formula Principal Distribution Amount                             .00             N/A
      a. Scheduled Principal                                            .00             N/A
      b. Principal Prepayments                                          .00             N/A
      c. Liquidated Contracts                                           .00             N/A
      d. Repurchases                                                    .00             N/A

(36)  Class M-1 Principal Balance                             37,975,000.00   1000.00000000
(36a) Class M-1 Pool Factor                                      1.00000000

(37)  Class M-1 Percentage for such Remittance Date                    .00%
(38)  Class M-1 Principal Distribution:
      a. Class M-1 (current)                                            .00      0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date                       .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 7

                                    CUSIP NO. 393505 MS8,MT6
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $        Per $1,000
                                                                  Amount         Original
                                                               ------------    ------------
(39)  Unpaid Class M-1 Principal Shortfall (if any)
      following current Remittance Date                                 .00

(40)  Class M-1 Percentage for the following Remittance Date           .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                            1,048,917.68

(2)  Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below 7.80%)                                                     7.80%

(3)  Aggregate Class B1 Interest                                 123,402.50   6.50000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                              .00          .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                 .00          .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                                  .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                                  .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                           .00

(8a) Class B Percentage for such Remittance Date                        .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                             .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 8

                                    CUSIP NO. 393505 MS8,MT6
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $        Per $1,000
                                                                  Amount         Original
                                                               ------------    ------------
(10a) Class B1 Principal Shortfall                                      .00

(10b) Unpaid Class B1 Principal Shortfall                               .00

(11)  Class B Principal Balance                               35,599,791.00

(12)  Class B1 Principal Balance                              18,985,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                                 925,515.18

(14)  Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                                        8.10%

(15)  Aggregate Class B2 Interest                                112,149.84      6.75000005

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                             .00             .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                                .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                          .00

(19)  Class B2 Principal Liquidation Loss Amount                        .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                              .00

(21)  Guarantee Payment                                                 .00

(22)  Class B2 Principal Balance                              16,614,791.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 9

                                    CUSIP NO. 393505 MS8,MT6
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 3/17/97

                                                                 Total $        Per $1,000
                                                                  Amount         Original
                                                               ------------    ------------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                           189,882.83

(24)  3% Guarantee Fee                                           623,482.51

(25)  Class C Residual Payment                                          .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                                   .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                                   .00

(28)  Repossessed Contracts                                      978,624.30

(29)  Repossessed Contracts Remaining
      in Inventory                                             3,642,219.89

(30)  Weighted Average Contract Rate                               10.04342


                                     GTFC
                                    1996-4
                                 FEBRUARY 1997
                              Defaulted Contracts

                                                        Estimated
                                                         Loss At
Account#    Principal     Interest       Amount         Sale Date
--------    ----------    --------     ----------      -----------
23318345     30,081.09      187.50      30,268.59        17,874.14
28323659     27,464.89      171.19      27,636.08              .00
38301614     24,858.08      154.94      25,013.02         6,309.75
63322287     24,672.41      153.79      24,826.20         4,878.40
63322454     20,655.70      128.75      20,784.45         5,001.34
76318766     12,607.72       78.58      12,686.30         8,691.12
76318983      7,086.79       44.17       7,130.96         7,722.17
80318839      5,412.99       33.74       5,446.73         4,618.74
80319014     43,160.63      269.03      43,429.66         7,363.32
80319175     30,950.14      192.92      31,143.06         4,782.19
87321981     15,691.25       97.80      15,789.05         3,522.57
94303939     19,749.81      123.10      19,872.91         2,759.23
95328984     23,723.05      147.87      23,870.92         5,556.55
96321814     39,709.98      247.52      39,957.50        11,029.68
97330590     26,234.74      163.52      26,398.26         9,411.55
97331101     16,619.43      103.59      16,723.02        12,343.98

TOTALS     $368,678.70   $2,298.01    $370,976.71      $111,864.73
           ===========   =========    ===========      ===========
